UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026 (July 31, 2026)

Medalist Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission by Medalist Diversified, Inc., a Maryland corporation (the “Company”) on February 4, 2026, on February 3, 2026, MDR Ashley Plaza, LLC, a Delaware limited liability company (the “Seller”), a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Agreement”), with HPX Goldsboro Ashley Center LLC, a Delaware limited liability company (the “Purchaser”), whereby the Purchaser agreed to acquire from the Seller the Ashley Plaza Shopping Center, a 164,012 square foot retail property located in Goldsboro, North Carolina (the “Ashley Plaza Property”).

On July 31, 2026, the Company closed on the sale of the Ashley Plaza Property (the “Disposition”). The total sales price of the Ashley Plaza Property was $16,275,000. The sale was based on arm’s length negotiations with an unaffiliated purchaser. The Company used $10,060,697 from the proceeds from the sale of the Ashley Plaza Property to defease and retire its obligations under the mortgage loan secured by the Ashley Plaza Property.

The foregoing description is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on 8-K filed on March 6, 2026 and incorporated by reference herein.

The unaudited pro forma condensed consolidated financial information of the Company, together with the related notes thereto, giving effect to the consummation of the Disposition and the consummation of prior dispositions, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements for the Company are set forth in Exhibit 99.1, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2026.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2026.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2026

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2026

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statements
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED, INC.

Dated: August 5, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer